                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2004

                            G-III Apparel Group, Ltd.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              0-18183                                     41-1590959
      (Commission File Number)               (IRS Employer Identification No.)

                               512 Seventh Avenue
                               New York, NY 10018
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 403-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
          PROVISION OF THE CODE OF ETHICS

Morris Goldfarb and Wayne S. Miller, the Registrant's Chief Executive Officer
and Chief Operating and Chief Financial Officer, respectively, advised the Audit
Committee of the Registrant's Board of Directors of their desire to participate in a private placement of convertible debt (the "Investment") of The Wet Seal,
Inc. ("Wet Seal"). Wet Seal has been a customer of the Registrant in the past and may be a customer of the Registrant in the future.

On November 9, 2004, the Audit Committee granted each of Messrs. Goldfarb and
Miller a limited waiver from compliance with Section II of the Registrant's Code of Ethics (which prohibits officers from owning an interest in the Registrant's customers) solely for the purpose of permitting the Investment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             G-III APPAREL GROUP LTD.

Date: November 9, 2004       By: /s/ Wayne S. Miller
                                 ---------------------------------------
                             Name: Wayne S. Miller
                             Title: Chief Financial and Chief Operating Officer